M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1998

                    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
                          INFORMATION DATED MAY 1, 1998

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUND DATED MAY 1, 1998,AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

INVESTMENT OBJECTIVE

     The Fund's Board of Directors has approved a change in the description of the Fund's investment objective. Effective May 1, 1999, the Fund's investment objective will be to achieve "long-term growth of capital." The secondary objective of income has been eliminated. This change will not have any effect on the manner in which the Fund's portfolio is managed. The Fund will continue to invest primarily in dividend-paying common stocks of large-size companies.

                THE DATE OF THIS SUPPLEMENT IS APRIL 8, 1999.